ACCOUNTS RECEIVABLE, NET (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020
ACCOUNTS RECEIVABLE NET
Accounts receivable - Sino-foreign jointly managed academic program	$ 1,535,216	$ 890,807
Accounts receivable - Tailored job readiness training services	387	13,820
Accounts receivable - Overseas Study Consulting Services	11,572	10,991
Less: allowance for doubtful accounts	0	0
Accounts receivable, net	$ 1,547,175	$ 915,618